Proxy Statement Pursuant to Section 114(a) of the Securities
                              Exchange Act of 1934


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[X]    Preliminary proxy statement
[ ]    Definitive proxy statement
[ ]    Definitive additional materials
[ ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                                  YORK FINANCIAL CORP.
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             (Name of Registrant as Specified in Its Charter)


                                  YORK FINANCIAL CORP.
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                 (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

(1)    Title of each class of securities to which transaction applies:
                     N/A
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(2)    Aggregate number of securities to which transactions  applies:
                     N/A
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                     N/A
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(4)    Proposed maximum aggregate value of transaction:
                     N/A
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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)    Amount previously paid:
                     N/A
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(2)    Form, schedule or registration statement no.:
                     N/A
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(3)    Filing party:
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(4)    Date filed:
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                     N/A

              September 22, 1997







Dear Stockholders:

     We invite you to attend the Annual Meeting of the Stockholders of York Financial Corp. to be held at the Lafayette Room, Yorktowne Hotel, 48 East Market Street, York, Pennsylvania on Wednesday, October 22, 1997 at
3:00 p.m.

     The attached Notice of Stockholder's Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company including its principal subsidiary, York Federal Savings and Loan Association. Directors and Officers of the Company as well as a representative of the independent auditors of the Company, Ernst & Young LLP, will be present to respond to any questions the stockholders may have.

     Your vote is important, regardless of the number of shares you own. On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the annual meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

                             Sincerely,




                             Robert W. Pullo
                             President and Chief
                             Executive Officer

                             YORK FINANCIAL CORP.
                             101 S. George Street
                                P.O. Box 15068
                          York, Pennsylvania 17405
                                (717) 846-8777
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               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 22, 1997
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NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders (the "Meeting") of York Financial Corp. (the "Company") will be conducted at the Lafayette Room, Yorktowne Hotel, 48 East Market Street, York, Pennsylvania on Wednesday, October 22, 1997 at 3:00 p.m.

       A proxy card and a proxy statement for the Meeting are enclosed herewith.

       The Meeting is for the purpose of considering and acting upon:

           1.    The election of three directors of the Company;

           2.    The ratification of the 1997 York Financial
                 Corp. Stock Option and Incentive Plan;

           3.    The ratification of an amendment to the
                 Company's Articles of Incorporation to increase the number of authorized shares of common stock;
                 and

           4. Such other matters as may properly come before the Meeting or any adjournments thereof.

           NOTE: The Board of Directors is not aware of any other business to come before the Meeting.


Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on September 2, 1997 are the stockholders entitled to vote at the Meeting and any adjournment thereof.

You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                             BY ORDER OF THE BOARD OF DIRECTORS




                             ROBERT A. ANGELO
                             SECRETARY

York, Pennsylvania
September 22, 1997

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IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
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PAGE

                             PROXY STATEMENT
                                    OF
                           YORK FINANCIAL CORP.
                           101 S. GEORGE STREET
                              P.O. BOX 15068
                        YORK, PENNSYLVANIA  17405
                              (717) 846-8777

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                    ANNUAL MEETING OF STOCKHOLDERS
                              OCTOBER 22, 1997
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     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of York Financial Corp. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at the Lafayette Room, Yorktowne Hotel, 48 East Market Street, York, Pennsylvania, on Wednesday, October 22, 1997, at 3:00 p.m. The accompanying notice of meeting and this Proxy Statement are being first mailed to stockholders on or about September 22, 1997. York Federal Savings and Loan Association, a wholly-owned subsidiary of the Company, is referred to herein as "York Federal" or the "Association."

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                       VOTING AND PROXY PROCEDURE
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     Stockholders of record as of the close of business on September 2, 1997 are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. As of September 2, 1997, the Company had 7,040,278 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will not be considered shares present for purposes of determining a quorum.

     The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below, FOR the ratification of the 1997 York Financial Corp. Stock Option and Incentive Plan and FOR the ratification of an amendment to the Company's Articles of Incorporation. If a stockholder attends the Annual Meeting, he or she may vote by ballot.

     If a stockholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted.

     Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

     If a stockholder is a participant in the York Federal Savings and Loan Association Employee Stock Ownership Plan (the "ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

     The three directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote. Stockholders are not permitted to cumulate their

PAGE
votes for the election of directors. With respect to the election of directors, votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast.
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         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
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     Persons and groups owning in excess of 5% of the Company's Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). Based upon such reports and information, the following table sets forth, as of September 2, 1997, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than the person set forth below who owned more than 5% of the outstanding shares of Common Stock at September 2, 1997. The table also sets forth information as to the shares of Common Stock beneficially owned by the Chief Executive Officer of the Company, by the Company's or the Association's four other most highly compensated individuals ("named executive officers") and by all executive officers and directors of the Company as a group.


                        Amount and Nature   Percent of Shares
Name and Address          of Beneficial       of Common Stock
of Beneficial Owner       Ownership (1)       Outstanding (7)
-------------------       -----------------   -----------------

Robert W. Pullo                424,063(2)           6.01%
101 South George Street
York, Pennsylvania 17405

Named Executive Officers

Robert W. Pullo                424,063(2)           6.01
Robert A. Angelo, Esq.         204,384(3)           2.89
Robert C. Herzberger            64,284(4)           0.90
James H. Moss, CPA             108,756(5)           1.53
Lynn D. Kramer-Crenshaw         11,118(6)           0.15

All Executive Officers
 and Directors
as a Group (17 Persons)      1,750,092(7)          24.82

----------------
(1) Unless otherwise indicated, all shares are owned directly by the named individuals or by the individuals indirectly through a trust, corporation or association, or by the individuals or their spouses as custodians or trustees for the shares of minor children. The named individuals effectively exercise voting and investment power over such shares.
(2) Includes 142,451 shares of Common Stock which may be received upon the exercise of stock options which are exercisable within 60 days of the record date. Excludes 262,734 shares owned by the York Federal Savings and Loan Association Employee Stock Ownership Plan of which Mr. Pullo is the trustee.  Also  excludes 3,849 shares owned by the spouse of Mr.
Pullo for which he disclaims any voting or investment power.
(3) Includes 94,585 shares of Common Stock which may be received upon the exercise of stock options which are exercisable within 60 days of the record date. Excludes 5,606 shares owned by the spouse of Mr. Angelo for which he disclaims any voting or investment power.
(4) Includes 37,700 shares of Common Stock which may be received upon the exercise of stock options which are exercisable within 60 days of the record date.
(5) Includes 53,691 shares of Common Stock which may be received upon the exercise of stock options which are exercisable within 60 days of the record date.

              (footnotes continued on following page)

                                 -2-
PAGE

(6) Includes 10,482 shares of Common Stock which may be received upon the exercise of stock options which are exercisable within 60 days of the record date.
(7) Includes 761,347 shares of Common Stock which may be received upon the exercise of stock options which are exercisable within 60 days of the record date.

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                 Proposal I -- Election of Directors
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     The Company's Articles of Incorporation provide that directors are to be elected for terms of three years, approximately one-third of whom are elected annually. Three directors will be elected at the Meeting to serve for a three-year period or until their respective successors have been elected and qualified. The Nominating Committee of the Board of Directors has nominated for election as directors Carolyn E. Steinhauser, Thomas W. Wolf and Robert L. Simpson, each of whom are currently members of the Board.

     If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unable to serve.

     The following table sets forth each nominee and director's name, age, the year he or she first became a director, the year in which his or her current term will expire and the number of shares and percentage of the Company's Common Stock beneficially owned. Each director is also a member of the Board of Directors of York Federal.

                                             Shares of
                                             Common Stock
                         Year                Beneficially
                         First      Term     Owned at        Percent
                         Elected      to     September 2,      of
    Name        Age(1) Director(2)  Expire   1997(3)          Class
    ----        ------ -----------  ------   ------------    -------

                              BOARD NOMINEES

Carolyn
 E. Steinhauser    58     1984     2000*      71,184  (4)     1.01%

Thomas W. Wolf     48     1984     2000*     343,873  (5)     4.88

Robert L.
 Simpson           50     1994     2000*      29,176          0.41

                    DIRECTORS CONTINUING IN OFFICE

Cynthia A.
 Dotzel            43     1984     1998       77,406  (6)     1.09

Paul D. Mills      67     1970     1998      114,271  (7)     1.62

Byron M. Ream      53     1984     1998       68,043          0.96

Robert W. Erdos    66     1971     1999      128,546  (8)     1.82

Randall A. Gross   53     1984     1999       79,666  (9)     1.13

Robert W. Pullo    57     1981     1999      424,063 (10)     6.01

                     (footnotes on following page)

                                  - 3-
PAGE

---------------
(*)    Assuming they are re-elected at the Meeting.
(1)    As of September 2, 1997.
(2)    Includes prior service on the Board of Directors of York Federal.
(3) In accordance with Rule 13d-3 under the 1934 Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Company's Common Stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from September 2, 1997.
Except as otherwise noted below, the table includes shares owned by spouses, other immediate family members in trust and other forms of ownership, over which the persons named in the table possess shared voting and investment power. This table also includes shares of Common
Stock subject to outstanding options which will be exercisable within 60 days from September 2, 1997.
(4) Excludes 6,850 shares held by trusts for Ms. Steinhauser's children, of which Ms. Steinhauser is a trustee.
(5) Includes 132,216 shares owned by affiliated companies of Mr. Wolf of which he is an officer, director and principal stockholder. Excludes
   3,570 shares owned by the spouse of Mr. Wolf, for which he disclaims any voting or investment power. Excludes 2,458 shares Mr. Wolf holds as custodian for minor children under the Uniform Gifts to Minors Act.
(6) Excludes 3,206 shares owned by the spouse of Ms. Dotzel, for which she disclaims any voting or investment power. Excludes 10,343 shares Ms.
   Dotzel holds as custodian for minor children under the Uniform Gifts to Minors Act.
(7) Excludes 12,996 shares owned by the spouse of Mr. Mills, for which he disclaims any voting or investment power.
(8) Excludes 9,384 shares owned by the spouse of Mr. Erdos, for which he disclaims any voting or investment power.
(9) Excludes 410 shares owned by the spouse of Mr. Gross, for which he disclaims any voting or investment power.
(10) Excludes 3,849 shares owned by the spouse of Mr. Pullo, for which he disclaims any voting or investment power. Excludes 262,734 shares owned by the York Federal Savings and Loan Association Employee Stock Ownership Plan of which Mr. Pullo is the trustee.

     The principal occupation of each director of the Company for the last five years is set forth below.

BOARD NOMINEES

     Carolyn E. Steinhauser of York, Pennsylvania, is Executive
Director/Administration of York Foundation. Ms. Steinhauser, a graduate of Middlebury College, is a member of the board of Commonwealth Community Foundations (PA), a Trustee of York College of Pennsylvania and a former President and Executive Director of the York YWCA.

     Thomas W. Wolf of Mount Wolf, Pennsylvania, is President of The Wolf Organization, Inc. where he has been affiliated since 1979. Mr. Wolf earned a Bachelor of Arts degree from Dartmouth College, a Master of Philosophy from the University of London, and a Ph.D. from the Massachusetts Institute of Technology. Mr. Wolf is past Chairman of the Board of the York Area Chamber of Commerce, Past Chairman of the Board of the United Way of York County, Chairman of the Board of WITF Public Broadcasting Station and a Trustee of York College of Pennsylvania. Mr. Wolf served in the U.S. Peace Corps in India.

     Robert L. Simpson of York, Pennsylvania, is Executive Director of the Crispus Attucks Association, a multi-purpose community center, a position he has held since 1979. Mr. Simpson serves on the Board of Directors and the Medical Affairs and Community Health Care Committees of the York Hospital, is a Trustee of York College of Pennsylvania and is a member of the Board of Directors of WITF Public Broadcasting Station. Mr. Simpson also serves on the Board of Directors of the York Health Bureau, the White Rose Foundation, and the Martin Memorial Library. A member of the Rotary Club of York, he serves on the Rotary and York City School District Drop-Out

                                  - 4 -
PAGE

Prevention Program Committee, and serves on the Atkins House Advisory Committee. He has also served on the boards of the County Drug Task Force, York 2000 Committee, the YMCA, York Area Chamber of Commerce, and the Junior League.

DIRECTORS CONTINUING IN OFFICE

     Cynthia A. Dotzel of York, Pennsylvania, is a Certified Public Accountant, practicing with Dotzel & Company, Inc., Certified Public Accountants. She earned a Bachelor of Science degree in Accounting from York College after completing undergraduate work at York College and Bloomsburg University. Ms. Dotzel is a member of the Cyber Center Management Group. She is a member of the Finance Committees of St. Patricks Church in York and the York Foundation.

     Paul D. Mills of Hellam, Pennsylvania, is the owner of Willow Tree Farms, a thoroughbred horse breeding farm and training center. He is a member of the North York Lions Club and the State Horse Racing Commission. Mr. Mills is a past President of the Pennsylvania Horse Breeders Association. He is a member of the White Rose Lodge 706, York County Shrine Club, and V.F.W. Post 6241.

     Byron M. Ream of York, Pennsylvania, is Executive Vice President of R&R Components, Inc. He formerly served as the Director of Property Management and as a realtor for Bennett Williams, Inc., York. Mr. Ream attended Wesleyan University and Pennsylvania State University, York Campus. He is a member of the Building Committee of the United Way of York County, the Program Committee of the Strand Capital Performing Arts Center, a past President of the Board of Trustees of Asbury United Methodist Church, and a member of the Board of Directors of Bell Socialization Services.

     Robert W. Erdos of York, Pennsylvania, is the owner of Stomp Off Records, a company which produces recordings of jazz and ragtime. He earned a Bachelor of Arts degree from the University of Pennsylvania and an LLB from Yale Law School. From 1957 to 1981 he was Executive Vice President of Danskin Inc., which is a manufacturer of dancewear and sportswear. He is a Past President of the United Way and a Past President of the Manufacturers Association of York County. Mr. Erdos served as a member of the Board of Directors of the York Hospital from 1977 to 1989.

     Randall A. Gross of York, Pennsylvania, is President of RG Industries. He earned his BBA and MBA from the University of Cincinnati. Mr. Gross was formerly Chairman of the York Area Chamber of Commerce and also Chairman of its Reaccreditation Committee. He also served with the Chamber of Commerce as Chairman of the Local Government Committee, Vice President of Community Affairs, member of the Executive Committee, Budget and Finance Committee, and Board of Directors. Mr. Gross is a member of the Board of Trustees of York College, and Board of Directors of Tighe Industries, York Graphic Services and Valin Corporation. He is also a member of the Chief Executive Officers (CEO) Organization. He is Past Chairman of the Keystone Chapter of the Young Presidents' Organization where he had previously served as Education Chairman. Mr. Gross is licensed by the State of Georgia as a Certified Public Accountant.

     Robert W. Pullo of York, Pennsylvania, is President and Chief Executive Officer of York Financial Corp. and a member of the Board of Directors. He is also Chairman of the Board of Directors and Chief Executive Officer of York Federal Savings and Loan Association, as well as Chairman of the Board of Directors of subsidiary companies - First Capital Brokerage Services, Inc., Lenders Support Group, Inc., New Service Corp., First Capital Insurance Services, Inc. and Y-F Service Corp., Inc. He also serves on the Advisory Board of Meridian Venture Partnership. He is a member of the Board of Directors of the Community Bankers Association of Pennsylvania and a member of the American Community Bankers' national task force for electronic banking. He is the founding and current Chairman of the Board of the White Rose Foundation and is President of the Advisory Board for Penn State York. Mr. Pullo serves on the Board of Directors and Executive Committees of Memorial Hospital of York and the parent company Memorial Health Systems Corporation. He also serves on the Board of Trustees of the York YMCA and the York YWCA. He is a member of the Advisory Board of Junior Achievement, Youth Build, and the Junior League of York. He is also a member of the Board of Directors of the Jewish Community Center of York, Better York, the Strand Capitol Performing Arts Center, and the founding Board of the Susan P. Byrnes Health Education Center of Central Pennsylvania. He was the charter Chairman of the United Way Housing Initiatives and is a past Chairman of the United Way Annual Fund Raising

                                  - 5 -
PAGE

Campaign. He is also a past Chairman of the York Area Chamber of Commerce. Mr. Pullo is the recipient of the Minority Business Association's Volunteer of the Year award and the Excellence award from the Human Relations Commission for his work with minorities.

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          Meetings and Committees of the Board of Directors
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     The Board of Directors of the Company conducts monthly meetings to review the progress of the Company and establish its strategic goals and policies. Additional meetings are held as dictated by the current operations of the Company. The Board of Directors of the Company met 13 times during the fiscal year. All directors attended at least 75% of the Board meetings.

     The Board of Directors of the Company has various standing committees including an Audit Committee, Compensation Committee, Nominating Committee and Executive Committee. All committee members attended at least 75% of the respective committee meetings.

     The Audit Committee establishes the scope of internal and external audits, reviews and evaluates the results of such audits and directs the implementation of internal controls where necessary. The Audit Committee is comprised of Directors Dotzel (Chair), Erdos, Ream, Gross and Wolf. The Audit Committee met five times during the fiscal year.

     The Compensation Committee administers the remuneration and incentive programs for executives and senior management and makes recommendations to the Board of Directors regarding salaries, bonuses, stock options, and other incentive plans. The Committee also reviews the schedule of compensation, stock options, and other incentive plans for members of the Board and its committees. The Compensation Committee is composed of Directors Wolf (Chair), Erdos, Mills, Gross and Steinhauser. The Compensation Committee met six times during the fiscal year.

     The Nominating Committee meets to recommend to the Board of Directors of the Company nominees for election as directors and committee members. The Nominating Committee will consider nominees recommended by stockholders.
Article XI of the Company's Articles of Incorporation sets forth procedures for stockholders to make nominations and proposals. Article XI provides that:
"Nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of stockholders may be made by the board of directors of the Corporation or by any stockholder of the Corporation entitled to vote generally in the election of directors. In order for a stockholder of the Corporation to make any such nominations and/or proposals, he or she shall give notice thereof in writing, delivered or mailed by first class United States mail, postage paid, to the Secretary of the Corporation not less than 30 days nor more than 60 days prior to any such meeting. Each such notice given by a stockholder with respect to nominations for the election of directors shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, and (iii) the number of shares of stock of the Corporation which are beneficially owned by each such nominee." The Nominating Committee is comprised of Directors Mills (Chair), Erdos, Gross, Wolf, Ream, Steinhauser and Simpson. The Nominating Committee met two times during the fiscal year.

     York Federal Savings and Loan Association, Y-F Service Corp., New Service Corp., First Capital Brokerage Services, Inc., Lenders Support Group, Inc., and First Capital Insurance Services, Inc., subsidiaries of the Company, are governed by their own board of directors, the members of which are selected from the Board of Directors of the Company, or, in the case of First Capital, Lenders Support Group and First Capital Insurance Services, Inc., are senior officers of the Company or York Federal and are appointed by the Board of Directors. The Board of Directors of York Federal also maintains an Executive Committee, Pension Committee and Building Committee.

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                      Directors' Compensation
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     For service in 1997 as a member of the Board of Directors of the Company, each Director received a fee of $500 for each meeting attended. For services as a member of the Audit Committee, the chair received a retainer of $4,000 and each committee member received a retainer of $1,000. For services as a member of the Compensation Committee and Nominating Committee, the respective committee chair received a retainer of $2,000 and each committee member received a retainer of $1,000. A fee of $400 was received by Audit Committee members for each meeting attended. A fee of $200 was received by Compensation Committee members and Nominating Committee members for each meeting attended.

     For service in 1997 as a member of the Board of Directors of the Association, each director received a retainer of $10,000 and a fee of $500 for each meeting attended. For service as a member of the Executive Committee of the Association, each member received a retainer of $4,500 and a fee of $400 for each meeting attended. For services as a member of the Pension Committee and Building Committee of the Association, the respective committee chair received a retainer of $2,000 and each committee member received a retainer of $1,000. A fee of $200 was received by Pension Committee members and Building Committee members for each meeting attended.

     For service in 1997, directors of the Company who also served as members of the Board of Directors of subsidiaries of the Company, Y-F Service Corp. and New Service Corp., received a fee of $200 for each meeting attended and a retainer fee of $2,000.

     Directors of the Company are participants in the 1984 Non-Incentive Stock Option Plan, the 1992 Non- Incentive Stock Option Plan for Directors and the 1995 Non-Qualified Stock Option Plan for Directors. The Plans were designed to attract and retain the best available personnel as directors of the Company and to provide additional incentive for directors to promote the success of the business. All options under the 1984 and 1992 Plans have been granted, and there are unexercised options that remain outstanding. The 1995 Plan is a formula plan providing for an annual grant of options on October 1 of each year (to the extent options are available) at the closing price of the Company's stock on the last business day prior to October 1 of each year.

     In 1979, York Federal established a directors' deferred compensation plan whereby the Association agreed to pay retired or disabled directors with 10 or more years of service a joint and several annuity based on compensation received by a participating director during the last 36 months of service to the Association. Benefits under the Plan normally begin at age 70 and are paid monthly for a period of 10 years or until death of the director and spouse, whichever first occurs. The Plan is unfunded.

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                          Executive Compensation
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     Summary Compensation Table. The following information is furnished for the five most highly compensated executive officers of the Company or the Association who received salaries and bonuses in excess of $100,000 during the year ended June 30, 1997.

                     Summary Compensation Table*

                                                      Long-Term
                                                    Compensation
                        Annual Compensation            Awards
                 -----------------------------------   ------
                                              Other
                                              Annual              All
                                              Compen-             Other
Name and                                      sation   Options   Compen-
Position         Year   Salary($) Bonus($)    ($)(1)     (#)     sation($)
--------         ----   --------- --------    -------   ------   -------

Robert W. Pullo,
 President and   1997  $ 330,502 $ 105,884(4)    --      3,025   $ 56,296
 Chief Executive
 Officer         1996    330,502   119,956       --     21,250     55,896
                 1995    315,493    44,378       --     19,752     47,074

Robert A. Angelo,
 Executive       1997  $ 170,000 $ 60,255(4)     --         --   $ 10,120
 Vice President,
 Secretary and   1996    170,000   63,580        --      2,000     10,120
 General Counsel;
 President of    1995    153,401   22,747        --     33,000      9,727
 York Federal

Robert C.
 Herzberger,
 Senior Vice     1997  $ 136,953 $ 47,550(4)     --         --    $ 7,794
 President;
 Executive
 Vice President  1996    134,000   49,771        --      2,000      7,794
 of York Federal 1995    111,038   16,383        --     11,000      7,008

James H. Moss,
 Senior Vice     1997  $ 126,445 $ 43,811(4)     --         --    $ 8,023
 President,
 Chief Financial 1996    123,000   46,288        --      2,000      8,023
 Officer/Trea-
 surer; Execu-
 tive Vice       1995    113,201   16,838        --     11,000      7,464
 President of
 York Federal

Lynn D. Kramer-
  Crenshaw,      1997  $ 103,445 $ 30,884(4)     --         --    $ 4,958
 Executive Vice
 President of    1996    100,000   38,137        --      2,000      4,958
 York Federal    1995     81,691   11,818        --     11,000      3,954
__________
* All compensation is paid by the Association but allocated between the Company and the Association based on approximate time spent by the named executive on Company business.
(1) Amounts not reportable as they do not exceed the lesser of $50,000 or 10% of salary and bonus.
(2) The number of stock options indicated for years 1996 and 1995 have been adjusted for a 10% stock dividend issued in that year.
(3)  Includes contributions of $6,436, $6,436, $6,436, $6,000 and $4,958, respectively, for Messrs. Pullo, Angelo, Herzberger and Moss and Ms. Kramer-Crenshaw to the Company's Employee Stock Ownership Plan.
 Includes contributions of $18,260, $3,684, $1,358 and $2,023, respectively, for Messrs. Pullo, Angelo, Herzberger and Moss for life insurance premiums. Includes $31,600 in directors' fees paid to Mr. Pullo.
(4) Includes bonuses received in November 1996 under the Company's Bonus Plan for performance standards achieved in the 1995/1996 fiscal year.

                                  - 8 -
PAGE

     Option Grants Table. The following table sets forth all grants of options to the Company's Chief Executive Officer for the fiscal year ended June 30, 1997.

                                      Individual Grants (1)
             -------------------------------------------------------------
                       % of
                      Total
                      Options
                      Granted                     Potential Realizable
                        to                          Value at Assumed
                      Employ-                     Annual Rates of Stock
             Options  ees in  Exercise  Expira-    Price Appreciation
             Granted  Fiscal  Price      tion      for Option Term(2)
  Name        (#)     Year    ($/Sh)     Date     0%($)   5%($)    10%($)
  ----       -----    -----   ------    -------  -----   -------   ------
Robert W.
  Pullo      3,025    15.41%  $16.023   10/1/06    --    $30,482   $77,248

------------
(1)    Only named executive officers receiving grants are listed.
(2) The amounts under the columns labeled "5%" and "10%" are included by the Company pursuant to certain rules promulgated by the Securities and Exchange Commission and are not intended to forecast future appreciation, if any, in the price of the Company's stock. Such amounts are based on the assumption that the named persons hold the options granted for their full 10 year term. The actual value of the options will vary in accordance with the market price of the Company's Common Stock. The column headed "0%" is included to demonstrate that the options were granted at fair market value and optionees will not recognize any gain without an increase in the stock price, which increase benefits all stockholders commensurately. The Company did not use an alternative formula to attempt to value options at the date of grant, as management is not aware of any formula which determines with reasonable accuracy a present value of options of the type granted to the optionees.

     Option Exercise Table. The following table sets forth all exercises of options under the Stock Option and Incentive Plans to the Company's Chief Executive Officer and named executive officers for the fiscal year ended June 30, 1997.

                                      Number of
                                      Securities           Value of
                                      Underlying           Unexercised
                                      Unexercised          In-the-Money
                                      Options at Fis-      Options at Fis-
                                      cal Year End(#)      cal Year End($)
              Shares                 ----------------     -----------------
             Acquired
               on          Value      Exer-     Unexer-    Exer-     Unexer-
Name        Exercise(#)  Realized($)  cisable   cisable    cisable   cisable
----        -----------  -----------  -------   -------    -------   -------

Robert W.
 Pullo          91,578   $946,843     142,451    9,313   $1,513,622   $60,330

Robert A.
 Angelo         43,129    446,841      94,585    9,313    1,016,622    60,330

Robert C.
 Herzberger      6,239     45,397      37,700    6,893      399,321    43,233

James H. Moss   43,809    453,518      53,691    6,893      602,525    43,233

Lynn D. Kramer-
 Crenshaw          --         --       10,482    6,746       73,440    45,223

     Pension Plan Table. The following table indicates the annual retirement benefit that would be payable under the Retirement Plan (as discussed herein) upon retirement at age 65 to a participant electing to receive his or her retirement benefit in the standard form of benefit, assuming various specified levels of Retirement Plan compensation and various specified years of credited service.

                                  - 9 -
PAGE

              Estimated Annual Pension for Representative Years
                              of Service
 Average    -----------------------------------------------------
 Earnings      10         15         20          25         30
 --------   --------   --------   --------    --------   --------
$  25,000   $  3,500   $  5,250   $  7,000    $  8,750   $ 10,500
   50,000      8,121     12,182     16,242      20,303     24,364
  100,000     17,621     26,432     35,242      44,053     52,864
  150,000     27,121     40,682     54,242      67,803     81,364
  200,000     27,121     40,682     54,242      67,803     81,364

     The York Federal Pension Plan is a noncontributory defined benefit pension plan. An employee becomes a participant in the Plan after completing one year of service and attaining age 21. Plan participants with five or more years of service are entitled to monthly retirement benefits beginning at the retirement age of 65. The retirement pension is payable monthly as long as the participant lives.

     A participant's accumulated pension credits are equal to 1/12th of the sum of the benefits earned through June 30, 1996 plus the benefits earned after July 1, 1996. Benefits earned through June 30, 1996 are equal to the sum of (i) 1.1% of five year average compensation at June 30, 1996 for years of benefit service before July 1, 1991; plus (ii) 1.4% of five year average compensation at June 30, 1996 for years of benefit service from July 1, 1991 to June 30, 1996; plus
(iii) 0.5% of average compensation over $25,920, multiplied by the number of years of service from July 1, 1991 to June 30, 1996, up to 35 years. Benefits earned after July 1, 1996 are equal to 1.4% of annual compensation for each year of service after July 1, 1996, plus 0.5% of pay over the Social Security Integration Level for each year of service after July 1, 1996, provided, however, that no pension benefit on compensation over the Social Security Integration Level accrues for any year of service over 35 years. The amount of pension earned during a fiscal year is based upon compensation during that year subject to limits imposed by the Internal Revenue Code of 1986, as amended ("Code"). During the last fiscal year, compensation for the purposes of calculating benefits for a Plan participant was limited by the Code to $150,000. The Social Security Integration Level for each plan year is equal to 100% of the Maximum Social Security Covered Compensation as of the first day of the year.

     The Plan provides for normal retirement at age 65 and permits early retirement at ages between 55 and 64. Upon retirement, married participants automatically receive an actuarially equivalent joint and 50% survivor pension unless otherwise elected. The Plan also provides for other options for pension benefits which can be elected by a participant. If the present value of the monthly pension does not exceed $3,500, a lump sum payment is automatically paid. Employees terminating after completion of at least five years of service are entitled to a vested deferred pension equal to the benefit accrued to the date of termination. The Plan is fully funded based on actuarial projections.

     At June 30, 1997, the credited years of service for Messrs. Pullo, Angelo, Herzberger and Moss and Ms. Kramer-Crenshaw were 22, 24, 11, 13 and 4, respectively.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and Performance Graph shall not be incorporated by reference into any such filings.

     Report of the Compensation Committee. The Compensation Committee of the Board of Directors of the Company is responsible for establishing, implementing and monitoring all compensation policies of the Company and its primary operating subsidiary, York Federal Savings and Loan Association. The Committee is also responsible for evaluating the performance of the Chief Executive Officer of the Company and recommending appropriate compensation levels. The Chief Executive Officer evaluates the performance of subordinate officers of the Company and its subsidiaries and recommends individual compensation levels to the Compensation Committee. None of the Committee's members is a current or former officer or employee of the Company or any subsidiary of the Company.

     The Compensation Committee believes that a compensation plan for executive officers should take into account management skills, long term performance results and stockholder returns. Compensation policies must be maintained to promote:

     1.    the attraction and retention of highly-qualified executives;
     2. motivation of executives that is related to the performance of the individual and the Company;
     3.    current and long-term performance; and
     4. a financial interest in the success of the Company similar to the interests of its stockholders.

     The Company's current compensation plan involves a combination of salary, profit sharing and bonus to reward short-term performance and grants of stock options to encourage long-term performance. The salary levels of executive officers are designed to be competitive within the financial services industry. Annual compensation surveys are utilized to determine competitive salary levels and individual annual performance is reviewed to determine appropriate salary adjustments. A profit sharing plan in which all executive officers and employees of York Federal participate has been designed to align their interests with that of the stockholders of the Company. Lenders Support Group, Inc. and First Capital Brokerage Services, Inc. also have profit sharing plans in which their executive officers and employees participate. Profits distributable pursuant to the Plans may not exceed total dividends paid to the stockholders during the year. Certain executive officers of York Federal are eligible to participate in the York Financial Corp. Bonus Plan which became effective July 1, 1995. This Plan provides for a bonus of up to 40% of the Executive Officer's base compensation if certain performance standards are achieved for the fiscal year. The four performance standards, or ratios, on which the Plan Participants are measured are Return on Assets, Return on Equity, the Efficiency Ratio and the Fee Income Ratio. A target is established for each performance ratio. Participants earn a 10% bonus for each target ratio achieved, or if the actual performance ratio is in the 75th percentile or better relative to the Company's "Peer Group," as defined in the Plan. If the targeted ratio is not reached but the actual performance ratio is in the 60th to 74.99th percentile relative to the Company's Peer Group, the Participants earn a bonus of 5% of base compensation for each such performance ratio. Participants cannot receive a bonus for the Fee Income Ratio unless they qualify for a bonus under at least one of the other three performance ratios. Stock options are the Company's primary long-term compensation program designed to reward executive performance consistent with performance that benefits stockholders. Awards of stock options are intended to provide executives with increased motivation and incentive to exert their best efforts on behalf of the Company by enlarging their personal stake in its success through the opportunity to increase their stock ownership in the Company. Options issued to executives are at a price equal to the closing price of the Company's stock on the date of grant in order to insure that any value derived from the grant is realized by stockholders generally.
The amount of options granted to an executive officer is based on the officer's performance and relative responsibilities within the Company. Options may be exercisable immediately but generally vest over a period of years.

     During the fiscal year ended June 30, 1997, the base compensation of Robert
W. Pullo, President and Chief Executive Officer of the Company was $330,502 which did not represent an increase from the previous fiscal year. Profit sharing and bonus distributions were awarded based on plan provisions.

           Compensation Committee

           THOMAS W. WOLF            CAROLYN E. STEINHAUSER
           PAUL D. MILLS             ROBERT W. ERDOS
           RANDALL A. GROSS

     Performance Graph. The following graph compares the Company's cumulative stockholder return on its Common Stock with the return on the National Association of Securities Dealers Automated Quotation ("Nasdaq") (U.S. companies) Index and a peer group comprised of SIC Code 603-SAVINGS INSTITUTIONS (publicly traded). Total return assumes the reinvestment of all dividends.

                  [Performance graph appears here]

                                          Period Ending
                  ---------------------------------------------------------
Index(1)          6/30/92   6/30/93   6/30/94   6/30/95   6/30/96   6/30/97
---------------------------------------------------------------------------
York Financial
 Corp.            $100.00   $148.34   $174.36   $151.59   $169.89   $229.46
SIC Code
 Index(2)(3)       100.00   $125.89   $148.55   $172.68   $218.01   $351.63
Nasdaq Market
 Index(2)          100.00   $122.76   $134.61   $157.88   $198.73   $239.40

___________________
(1)        Source:  Media General Financial Services
(2) Both the Market Index and the Industry Index contain only those companies that are public and that have been public for the required six year time frame.
(3) Peer Group includes SIC Code 603-SAVINGS INSTITUTIONS (publicly traded).

                                  - 12 -
PAGE

------------------------------------------------------------------------------
               Indebtedness of Management to the Association
------------------------------------------------------------------------------

     Applicable law and regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all employees and does not give preference to any insider over any other employee) and does not involve more than the normal risk of repayment or present other unfavorable features. The Association has adopted a policy to this effect. At June 30, 1997, loans to all employees, officers and directors of the Association totalled $12,690,430.

------------------------------------------------------------------------------
              Compliance With Section 16(a) of The Exchange Act
------------------------------------------------------------------------------

     Section 16(a) of the Exchange Act requires certain officers of the Company and its directors, and persons who beneficially own more than 10% of any registered class of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Company.

     Based solely on a review of the reports and written representations provided to the Company by the above referenced persons, the Company believes that during fiscal 1997 all filing requirements applicable to its reporting officers, directors and greater than 10% beneficial owners were properly and timely complied with.

------------------------------------------------------------------------------
       Proposal II -- Ratification of 1997 Stock Option
                          and Incentive Plan
------------------------------------------------------------------------------

     The Company's Board of Directors adopted the York Financial Corp. 1997 Stock Option and Incentive Plan ("Option Plan") on September 17, 1997, subject to approval by the Company's stockholders. The following description of the Option Plan is qualified in its entirety by reference to the complete text of the Option Plan, which is attached to this Proxy Statement as Exhibit A.

Administration of the Option Plan

     The Option Plan is administered by the Board of Directors of the Company. In addition to determining who will be granted options, the Board has the authority and discretion to determine when options will be granted and the number of options to be granted. In making such determination, the Board will consider those officers and employees who are expected to make significant contributions to the long-term success of the Company and the Association. With respect to such awards, the Board also determines which options are intended to qualify for special treatment under the Code ("Incentive Stock Options") or to be issued as options which are not intended to so qualify ("Non-Qualified Stock Options").

     The Board may from time to time amend or terminate the Option Plan in any respect. An amendment to the Option Plan may be subject to stockholder approval if such approval is necessary to comply with any tax or regulatory requirement. No amendment or termination may retroactively impair the rights of any person with respect to an option.

Shares Subject to the Option Plan

     The Company has reserved an aggregate of 400,000 shares of the Company's Common Stock for issuance pursuant to the exercise of stock options, which may be granted to officers and employees. Such shares may be treasury shares or authorized but unissued shares. The use of authorized but unissued shares may dilute the interests of existing stockholders.

     In the event of a merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution, an appropriate and proportionate adjustment shall be made in (i) the maximum number of shares available, (ii) the number and kind of shares subject to outstanding options, if any, and (iii) the price for each share.

Option Price

     The exercise price of Non-Qualified Stock Options and Incentive Stock Options may not be less than 100% of the fair market value of the shares of Common Stock of the Company on the date of grant. Any Incentive Stock Option granted to a person owning more than 10% of the Company's outstanding Common Stock must have an exercise price of at least 110% of fair market value on the date of grant. The maximum aggregate fair market value (determined as of the date of grant) of the shares to which Incentive Stock Options held by an individual become exercisable for the first time during any calendar year may not exceed $100,000.

Terms of Options

     In general, the Board has the discretion to fix the term of each option granted to an officer or employee under the Option Plan, except that the maximum term of each option is ten years, subject to earlier termination as provided in the Option Plan (five years in the case of Incentive Stock Options granted to an employee who owns over 10% of the total combined voting power of all classes of the Company's stock). The Option Plan provides that all awards under the Option Plan will become exercisable in equal installments over a minimum five-year period following the date of grant. However, unvested options will become immediately exercisable in the event of the option holder's death or disability, or upon a change in control (as defined in the Option Plan) of the Company or the Association.

     Except in limited circumstances, an option may not be transferred other than by will or by laws of descent and distribution and, during the lifetime of the option holder, may be exercised only by such holder. If any option expires or terminates for any reason without having been exercised in full, the unacquired shares subject to such option will be available again for purposes of the Option Plan.

Federal Income Tax Consequences of Non-Qualified Options

     An option holder who is granted a Non-Qualified Stock Option under the Option Plan will not realize any income for Federal income tax purposes on the grant of an option. An option holder will realize ordinary income for Federal income tax purposes on the exercise of an option, provided the shares are not then subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code ("Risk of Forfeiture"), in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price thereof. If the shares are subject to a Risk of Forfeiture on the date of exercise, the option holder will realize ordinary income for the year in which the shares cease to be subject to a Risk of Forfeiture in an amount equal to the excess, if any, of the fair market value of the shares at the date they cease to be subject to a Risk of Forfeiture over the exercise price, unless the option holder shall have made a timely election under
Section 83 of the Code to include in his or her income for the year of exercise an amount equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price. The amount realized for tax purposes by an option holder by reason of the exercise of a Non-Qualified Stock Option granted under the Option Plan is subject to withholding by the Company and the Company is entitled to a deduction in an amount equal to the income so realized by an option holder, provided all necessary withholding requirements under the Code are met.

     Provided that the option holder satisfies certain holding period requirements provided by the Code, an employee will realize long-term capital gain or loss, as the case may be, if the shares issued upon exercise of a Non-Qualified Stock Option are disposed of more eighteen months after (i) the shares are transferred to the employee or (ii) if the shares were subject to a Risk of Forfeiture on the date of exercise and a valid election under Section 83 of the Code shall not have been made, the date as of which the shares cease to be subject to a Risk of Forfeiture. The amount recognized upon such disposition will be the difference between the option holder's basis in such shares and the amount realized upon such disposition. Generally, an option holder's basis in the shares will be equal to the exercise price plus the amount of income recognized upon exercise of the option.

Federal Income Tax Consequences of Incentive Stock Options

     An Incentive Stock Option holder who meets the eligibility requirements of
Section 422 of the Code will not realize income for Federal income tax purposes, and the Company will not be entitled to a deduction, on either the grant or the exercise of an Incentive Stock Option. If the Incentive Stock Option holder does not dispose of the shares acquired within two years after the date the Incentive Stock Option was granted to him or her or within one year after the transfer of the shares to him or her, (i) any proceeds realized on a sale of such shares in excess of the option price will generally be treated as long-term capital gain if the shares have been held for at least eighteen months and (ii) the Company will not be entitled to any deduction for Federal income tax purposes with respect to such shares.

     If an Incentive Stock Option holder disposes of shares during the two-year or one-year periods referred to above (a "Disqualifying Disposition"), the Incentive Stock Option holder will not be entitled to the favorable tax treatment afforded to incentive stock options under the Code. Instead, the Incentive Stock Option holder will realize ordinary income for Federal income tax purposes in the year the Disqualifying Disposition is made, in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price.

     An Incentive Stock Option holder generally will recognize long-term capital gains or loss, as the case may be, if the Disqualifying Disposition is made more than eighteen months after the shares are transferred to the Incentive Stock Option holder. The amount of any such gain or loss will be equal to the difference between the amount realized on the Disqualifying Disposition and the sum of (x) the exercise price and (y) the ordinary income realized by the Incentive Stock Option holder as the result of the Disqualifying Disposition.

     The Company will be allowed in the taxable year of a Disqualifying Disposition a deduction in the same amount as the ordinary income recognized by the Incentive Stock Option holder provided all necessary withholding requirements are met.

     Notwithstanding the foregoing, if the Disqualifying Disposition is made in a transaction with respect to which a loss (if sustained) would be recognized to the Incentive Stock Option holder, then the amount of ordinary income required to be recognized upon the Disqualifying Disposition will not exceed the amount by which the amount realized from the disposition exceeds the exercise price. Generally, a loss may be recognized if the transaction is not a "wash" sale, a gift or a sale between certain persons or entities classified under the Code as "related persons."

Alternative Minimum Tax

     For purposes of computing the alternative minimum tax with respect to shares acquired pursuant to the exercise of Incentive Stock Options, the difference between the fair market value of the shares on the date of exercise over the exercise price will be an item of tax preference in the year of exercise if the shares are not subject to a Risk of Forfeiture; if the shares are subject to a Risk of Forfeiture, the amount of the tax preference taken into account in the year the Risk of Forfeiture ceased will be the excess of the fair market value of the shares at the date they cease to be subject to a Risk of Forfeiture over the exercise price. The basis of the shares for alternative minimum tax purposes, generally, will be an amount equal to the exercise price, increased by the amount of the tax preference taken into account in computing the alternative minimum taxable income.

New Plan Benefits

     Although the Company anticipates that option grants will be made to officers and employees during the term of the Option Plan, the Board has not made specific determinations regarding the timing, size or terms of individual awards.

Adoption of the Option Plan

     Subject to approval by the Company's stockholders, the Board of Directors adopted the Option Plan to encourage stock ownership by officers and employees of the Company and its subsidiaries by issuing options to purchase shares of the Company's Common Stock, thereby enabling such officers and employees to acquire or increase their proprietary interest in the Company and encouraging them to remain in the employ of the Company and its subsidiaries. Currently, no shares of Common Stock remain available under the Company's prior stock option plans for the grant of stock options to officers and employees. The Board of Directors has determined that stock compensation programs, like the Option Plan, are desirable, cost effective and produce incentives that benefit the Company and its stockholders. The Option Plan must be approved by a majority of the shares of Common Stock of the Company present or represented by proxy at the Annual Meeting. The Board of Directors recommends a vote "FOR" the adoption of the Option Plan attached as Exhibit A.

------------------------------------------------------------------------------
           Proposal III -- Ratification of an Amendment
                    to the Articles of Incorporation
------------------------------------------------------------------------------

     The Board has unanimously approved and proposed for stockholder approval an amendment to the Company's Articles of Incorporation to increase the Company's authorized Common Stock from 10,000,000 to 20,000,000 shares. The Company's Articles of Incorporation currently authorizes the issuance of 10,000,000 shares of Common Stock and 10,000,000 shares of preferred stock. As of September 2, 1997, 7,040,278 shares of the Company's Common Stock were issued and outstanding, and 1,039,375 shares of Common Stock were reserved for issuance under the Company's stock option plans and 98,441 shares of Common Stock were reserved under the Company's Dividend Reinvestment Plan. If the stockholders approve the Option Plan, an additional 400,000 shares of the Company's Common Stock will be reserved for issuance pursuant to the Option Plan. Without amending the Articles of Incorporation, the Company would be able issue 1,821,906 additional shares of Common Stock (1,421,906 additional shares of Common Stock if the stockholders approve the Option Plan). If the proposed change in authorized capital is approved by stockholders, the Company will have 11,821,906 shares of unissued and unreserved shares of Common Stock available for issuance in the future (11,421,906 shares if the stockholders approve the Option Plan).

     The Board of Directors believes that this proposed amendment is in the best interests of the Company and its stockholders. The proposed increase in the number of authorized shares would give the Board the necessary flexibility to issue Common Stock in connection with stock dividends and splits, acquisitions, financing and employee benefits and for general corporate purposes without the expense and delay incidental to obtaining stockholder approval of an amendment to the Articles of Incorporation increasing the number of authorized shares at the time of such action, except as may be required for a particular issuance by applicable law or by the rules of any stock exchange on which the Company's securities may then be listed.

     Although the Board of Directors has no present intention of issuing additional shares for such purposes, the proposed increase in the number of authorized shares of Common Stock may enable the Board of Directors to render more difficult or discourage an attempt by another person or entity to obtain control of the Company. Such additional shares could be issued by the Board in a public or private sale, merger or similar transaction, increasing the number of outstanding shares and thereby diluting the equity interest and voting power of a party attempting to obtain control of the Company. The amendment to the Articles of Incorporation is not being proposed in response to any known effort to acquire control of the Company.

     If the amendment of the Articles of Incorporation is approved, the first sentence of Article VII of the Company's Articles of Incorporation would read as follows:

            "The aggregate number of shares of all
       classes of capital stock which the Corporation has authority to issue is 30,000,000, of which 20,000,000 are to be shares of common stock, $1.00 par value per share, and of which 10,000,000 are to be shares of serial preferred stock, $1.00 par value per share."

     The remaining text of Article VII of the Company's Articles of Incorporation would remain unchanged.

     The amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock requires the affirmative vote of a majority of the votes cast by all stockholders entitled to vote at the Meeting. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION.

------------------------------------------------------------------------------
                          Independent Auditors
------------------------------------------------------------------------------

     Ernst & Young LLP served as the Company's independent auditors for the fiscal year ended June 30, 1997. The Company has appointed Ernst & Young LLP as independent auditors for the fiscal year ending June 30, 1998. A representative of Ernst & Young LLP is expected to be present at the Meeting to respond to questions from stockholders and will have the opportunity to make a statement if he or she so desires.

------------------------------------------------------------------------------
                              Other Matters
------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

     The cost of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

------------------------------------------------------------------------------
                          Financial Statements
------------------------------------------------------------------------------

     The Company's Annual Report to Stockholders, including financial statements prepared in conformity with generally accepted accounting principles, is being mailed herewith to all stockholders of record as of the close of business on September 2, 1997. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

A COPY OF FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO JAMES H. MOSS, SENIOR VICE PRESIDENT, CHIEF FINANCIAL
OFFICER/TREASURER, YORK FINANCIAL CORP., 101 SOUTH GEORGE STREET, P.O. BOX 15068, YORK, PENNSYLVANIA 17405.

------------------------------------------------------------------------------
                         Stockholder Proposals
------------------------------------------------------------------------------

     In order to be eligible for inclusion in the proxy materials of the Company for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 101 South George Street, P.O. Box 15068, York, Pennsylvania 17405, no later than May 27, 1998. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act.

                            BY ORDER OF THE BOARD OF DIRECTORS



                             ROBERT A. ANGELO
                             SECRETARY

York, Pennsylvania
September 22, 1997

                                                                   EXHIBIT A

                       YORK FINANCIAL CORP.
               1997 STOCK OPTION AND INCENTIVE PLAN

     SECTION 1.    PURPOSE

     The York Financial Corp. 1997 Stock Option and Incentive Plan (the "Plan") is hereby established to foster and promote the long-term success of York Financial Corp. and its stockholders by providing officers and employees of the Company with an equity interest in the Company. The Plan will assist the Company in attracting and retaining the highest quality of experienced persons as officers and employees and in aligning the interests of such persons more closely with the interests of the Company's stockholders by encouraging such parties to maintain an equity interest in the Company.

     SECTION 2.    DEFINITIONS

     For purposes of this Plan, the capitalized terms set forth below shall have the following meanings:

     BOARD means the Board of Directors of the Company.

     CHANGE IN CONTROL shall mean an event deemed to occur if and when (a) an offeror other than the Company purchases shares of the stock of the Company pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the board of directors of the Company changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four (24) month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or
(d) stockholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation. If any of the events enumerated in clauses (a)
- (d) occur, the Board shall determine the effective date of the change in control resulting therefrom, for purposes of the Plan.

     CODE means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

     COMPANY means York Financial Corp., a Pennsylvania corporation.

     DISABILITY means any physical or mental injury or disease of a permanent nature which renders a Participant incapable of meeting the requirements of the employment or service performed by such Participant immediately prior to the commencement of such disability. The determination of whether a Participant is disabled shall be made by the Board in its sole and absolute discretion.

     EXCHANGE ACT means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

     FAIR MARKET VALUE shall be determined as follows:

     (a) If the Stock is traded or quoted on the Nasdaq Stock Market or other national securities exchange at the time of grant of an Option, then the Fair Market Value shall be the closing price on such exchange on the date immediately preceding the date such Option is granted or, if there were no sales on such date, then on the next prior business day on which there was a sale.

     (b) If the Stock is not traded or quoted on the Nasdaq Stock Market or other national securities exchange, then the Fair Market Value shall be a value determined by the Board in good faith on such basis as it deems appropriate.

     INCENTIVE STOCK OPTION means an option to purchase shares of Stock granted to a Participant under the Plan which is intended to meet the requirements of
Section 422 of the Code.

     NON-QUALIFIED STOCK OPTION means an option to purchase shares of Stock granted to a Participant under the Plan which is not intended to be an Incentive Stock Option.

     OPTION means an Incentive Stock Option or a Non-Qualified Stock Option.

     PARTICIPANT means an officer or employee of the Company or its subsidiaries selected by the Board to receive an Option under the Plan.

     PLAN means this York Financial Corp. 1997 Stock Option and Incentive Plan.

     STOCK means the common stock, $1.00 par value, of the Company.

     TERMINATION FOR CAUSE shall mean because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Company and/or any subsidiary of the Company and a Participant.

     SECTION 3.    ADMINISTRATION

     (a) The Plan shall be administered by the Board (or, by a committee of non-employee directors designated by the Board). Among other things, the Board shall have authority, subject to the terms of the Plan, to grant Options, to determine the individuals to whom and the time or times at which Options may be granted, to determine whether such Options are to be Incentive Options or Non-Qualified Stock Options (subject to the requirements of the Code), to determine the terms and conditions of any Option granted hereunder, and the exercise price thereof.

     (b) Subject to the other provisions of the Plan, the Board shall have authority to adopt, amend, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, to interpret the provisions of the Plan and any Option and to decide all disputes arising in connection with the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem appropriate to carry the Plan into effect, in its sole and absolute discretion. The Board's decision and interpretations shall be final and binding. Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

     SECTION 4.    ELIGIBILITY AND PARTICIPATION; LIMITATIONS
                   ON AWARDS

     (a) Officers and employees of the Company and its subsidiaries shall be eligible to participate in the Plan. The Participants under the Plan shall be selected from time to time by the Board, in its sole discretion, from among those eligible, and the Board shall determine, in its sole discretion, the numbers of shares to be covered by the Option or Options granted to each Participant. Options intended to qualify as Incentive Stock Options shall be granted only to persons who are eligible to receive such options under Section 422 of the Code.

     SECTION 5.    SHARES OF STOCK AVAILABLE FOR OPTIONS

     (a) The maximum number of shares of Stock which may be issued and purchased pursuant to Options granted under the Plan is 400,000, subject to the adjustments as provided in Section 5 and Section 9, to the extent applicable. If an Option granted under this Plan expires or terminates before exercise or is forfeited for any reason, the shares of Stock subject to such Option, to the extent of such expiration, termination or forfeiture, shall again be available for subsequent Option grant under the Plan. Shares of Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b) In the event that the Board determines, in its sole discretion, that any stock dividend, stock split, reverse stock split or combination, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, or other similar transaction affects the Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be granted or made available under the Plan to Participants, the Board shall have the right to proportionately and appropriately adjust equitably any or all of (i) the maximum number and kind of shares of Stock in respect of which Options may be granted under the Plan to Participants, (ii) the number and kind of shares of Stock subject to outstanding Options held by Participants, and (iii) the exercise price with respect to any Options held by Participants, without changing the aggregate purchase price as to which such Options remain exercisable, provided that no adjustment shall be made pursuant to this Section if such adjustment would cause the Plan to fail to comply with Section 422 of the Code with regard to any Incentive Stock Options granted hereunder. No fractional Shares shall be issued on account of any such adjustment.

     (c) Any adjustments under this Section will be made by the Board, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive.

     SECTION 6.    NON-QUALIFIED STOCK OPTIONS

     6.1     Grant of Non-Qualified Stock Options.

     Subject to Sections 4(b) and (c), the Board may, from time to time, grant Non-Qualified Stock Options to Participants upon such terms and conditions as the Board may determine. Non-Qualified Stock Options granted under this Plan are subject to the following terms and conditions:

     (a) Price. The purchase price per share of Stock deliverable upon the exercise of each Non-Qualified Stock Option shall be determined by the Board on the date the option is granted. Such purchase price shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Stock at the Fair Market Value of such shares on the date of surrender or through a "cashless exercise" involving a stock brokerage firm.

     (b) Terms of Options. The term during which each Non-Qualified Stock Option may be exercised shall be determined by the Board, but in no event shall a Non-Qualified Stock Option be exercisable in whole or in part more than ten
(10) years from the date of grant. Except as provided herein, no Non-Qualified Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution. The Board shall have discretionary authority to permit the transfer of any Non-Qualified Stock Option to members of a Participant's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners; provided, however, that a transferred Non-Qualified Stock Option may be exercised by the transferee on any date only to the extent that the Participant would have been entitled to exercise the Non-Qualified Stock Option on such date had the Non-Qualified Stock Option not been transferred. Any transferred Non-Qualified Stock Option shall remain subject to the terms and conditions of the Participant's stock option agreement.

     (c) Termination of Service. Unless otherwise determined by the Board, upon the termination of a Participant's service as an employee or member of the Board for any reason other than Disability, death or Termination for Cause, the Participant's Non-Qualified Stock Options shall be exercisable only as to those shares which were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination. Notwithstanding any provision set forth herein nor contained in any Agreement relating to the award of an Option, in the event of Termination for Cause, all rights under the Participant's Non-Qualified Stock Options shall expire upon termination. In the event of death or termination of service as a result of Disability of any Participant, all Non-Qualified Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives or beneficiaries of the Participant for one year or such longer period as determined by the Board following the date of the Participant's death or termination of service due to Disability, provided that in no event shall the period extend beyond the expiration of the Non-Qualified Stock Option term.

     SECTION 7.    INCENTIVE STOCK OPTIONS

     7.1     Grant of Incentive Stock Options.

     The Board may, from time to time, grant Incentive Stock Options to eligible officers and employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a) Price. The purchase price per share of Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant. However, if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of Stock, the purchase price per share of Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Stock on the date of grant. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Stock at the Fair Market Value of such shares on the date of surrender or through a "cashless exercise" involving a stock brokerage firm.

    (b) Amounts of Options. Subject to Sections 4(b) and (c), Incentive Stock Options may be granted to any eligible employee in such amounts as determined by the Board. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option is granted) of the Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year shall not exceed $100,000. The provisions of this Section 7.1(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award is in excess of such limit, it shall be deemed a Non-Qualified Stock Option. The Board shall have discretion to redesignate options granted as Incentive Stock Options as Non-Qualified Stock Options.

     (c) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Board, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than ten (10) years from the date of grant. If at the time an Incentive Stock Option is granted to an employee, the employee owns Stock representing more than ten percent (10%) of the total combined voting power of the Company (or, under Section 422(d) of the Code, is deemed to own Stock representing more than ten percent (10%) of the total combined voting power of all such classes of Stock, by reason of the ownership of such classes of Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a stockholder, partner or beneficiary), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of five years from the date of grant. No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution.

     (d) Termination of Employment. Upon the termination of a Participant's service for any reason other than Disability, death or Termination for Cause, the Participant's Incentive Stock Options which are then exercisable

                                  A-4
PAGE
at the date of termination may only be exercised by the Participant for a period of three months following termination, after which time they shall be void. Notwithstanding any provisions set forth herein nor contained in any Agreement relating to an award of an Option, in the event of Termination for Cause, all rights under the Participant's Incentive Stock Options shall expire immediately upon termination.

     Unless otherwise determined by the Board, in the event of death or termination of service as a result of Disability of any Participant, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the Participant's legal representatives or the beneficiaries of the Participant for one year following the date of the Participant's death or termination of employment as a result of Disability. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

     (f) Compliance with Code. The options granted under this Section 7 of the Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any option as an incentive stock option within the meaning of
Section 422 of the Code. A Participant shall notify the Board in writing in the event that he disposes of Stock acquired upon exercise of an Incentive Stock Option within the two-year period following the date the Incentive Stock Option was granted or within the one-year period following the date he received Stock upon the exercise of an Incentive Stock Option and shall comply with any other requirements imposed by the Company in order to enable the Company to secure the related income tax deduction to which it will be entitled in such event under the Code.

     SECTION 8.    EXTENSION

     The Board may, in its sole discretion, extend the dates during which all or any particular Option or Options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted without the consent of the Participant if it would cause Incentive Stock Options issued under the Plan to fail to comply with Section 422 of the Code.

     SECTION 9.    GENERAL PROVISIONS APPLICABLE TO OPTIONS

     (a) Each Option under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

     (b) Each Option may be granted alone, in addition to or in relation to any other Option. The terms of each Option need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Option, any determination with respect to an Option may be made by the Board at the time of grant or at any time thereafter.

     (c) In the event of a Change in Control, all then outstanding Options shall become one hundred percent vested and exercisable as of the effective date of the Change in Control. If, in connection with or as a consequence of a Change in Control, the Company is merged into or consolidated with another corporation, if the Company becomes a subsidiary of another corporation or if the Company sells or otherwise disposes of substantially all of its assets to another corporation, then unless provisions are made in connection with such transactions for the continuance of the Plan and/or the assumption or substitution of then outstanding Options with new options covering the stock of the successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, such Options shall be canceled as of the effective date of the merger, consolidation, or sale and the Participant shall be paid in cash an amount equal to the difference between the Fair Market Value of the Stock subject to the Options on the effective date of such corporate event and the exercise price of the Options.

     (d) The Company shall be entitled to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any Options exercised under this Plan, and the Company may defer issuance of Stock hereunder until and unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Board or its delegate and shall be payable by the Participant at such time as the Board determines. Such withholding obligation may be satisfied by, without limitation, the payment of cash by the Participant to the Company, the tendering of previously acquired shares of Stock of the Participant or the withholding, at the appropriate time, of shares of Stock otherwise issuable to the Participant, in a number sufficient, based upon the Fair Market Value of such Stock, to satisfy such tax withholding requirements. The Board shall be authorized, in its sole discretion, to establish such rules and procedures relating to any such withholding methods as it deems necessary or appropriate, including, without limitation, rules and procedures relating to elections by Participants who are subject to the provisions of Section 16 of the Exchange Act.

     (e) Subject to the terms of the Plan, the Board may at any time, and from time to time, amend, modify or terminate the Plan or any outstanding Option held by a Participant, including substituting therefor another Option of the same or a different type or changing the date of exercise or realization, provided that the Participant's consent to each action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     SECTION 10.   MISCELLANEOUS

     (a) No person shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving a Participant the right to continued employment or service on the Company's Board. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the Plan or the applicable Option.

     (b) Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements.

     (c) Subject to the provisions of the applicable Option, no Participant shall have any rights as a stockholder (including, without limitation, any rights to receive dividends, or non cash distributions with respect to such shares) with respect to any shares of Stock to be distributed under the Plan until he or she becomes the holder thereof.

     (d) Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or State securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

     (e) No member of the Board shall be liable for any action or determination taken or granted in good faith with respect to this Plan nor shall any member of the Board be liable for any agreement issued pursuant to this Plan or any grants under it. Each member of the Board shall be indemnified by the Company against any losses incurred in such administration of the Plan, unless his action constitutes serious and willful misconduct.

     (f) The Plan shall be effective upon approval by the Company's stockholders at the 1997 annual meeting of stockholders. The Plan will be so approved if at such meeting a quorum is present and the votes of the holders of a majority of the securities of the Company present or represented by proxy at the meeting shall be cast in favor of its approval.

     (g) The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be granted without stockholder approval if such approval is necessary to comply with any applicable tax laws or regulatory requirement.

     (h) Options may not be granted under the Plan after the tenth anniversary of the effective date of the Plan, but then outstanding Options may extend beyond such date.

     (i) To the extent that State laws shall not have been preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the other laws of the Commonwealth of Pennsylvania.

                             REVOCABLE PROXY
                           YORK FINANCIAL CORP.

This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders on October 22, 1997.

The undersigned hereby appoints Randall A. Gross, Robert W. Erdos and Byron M. Ream of the Board of Directors of York Financial Corp. with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of York Financial Corp. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Lafayette Room, Yorktowne Hotel, 48 East Market Street, York, Pennsylvania on Wednesday, October 22, 1997 at 3:00 p.m. and at any and all adjournments thereof as follows:

Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

This Proxy also relates to shares held under the York Financial Corp. Dividend Reinvestment and Stock Purchase Plan.

       PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. 0


1.   ELECTION OF DIRECTORS                For All
     Nominees:  Carolyn E. Steinhauser      For  Withheld  except
                Thomas W. Wolf               0       0        0
                Robert L. Simpson

2.   RATIFICATION OF THE 1997               For  Against   Abstain
     YORK FINANCIAL CORP. STOCK              0       0        0
     OPTION AND INCENTIVE PLAN

3.   THE RATIFICATION OF AN                 For  Against   Abstain
     AMENDMENT TO THE                        0       0        0
     COMPANY'S ARTICLES OF
     INCORPORATION TO
     INCREASE THE NUMBER OF
     AUTHORIZED SHARES OF
     COMMON STOCK.


                             This proxy will be voted as directed.  If no
                               direction is made, it will be voted "FOR" the proposals set forth above. The Board of Directors recommends a vote "FOR" the proposals. If any other business is presented at the meeting, this proxy will be voted by the proxy holders in their best judgment.


                             Dated _______ __, 1997


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                               NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as a fiduciary or for an estate, trust, corporation or partnership, your title or capacity should be stated.